Exhibit 10.14.2

AMENDMENT NO. 1

TO

MANUFACTURE AND SUPPLY AGREEMENT

This Amendment No. 1 to Manufacture and Supply Agreement (this “Amendment”) is entered into effective as of August 2, 2019 (the “Amendment Effective Date”) by and between BUTTERFLY NETWORK, INC., a Delaware corporation (“Butterfly”) and BENCHMARK ELECTRONICS, INC., a Texas corporation and BENCHMARK ELECTRONICS (THAILAND) PCL, a Thailand public limited company (“Manufacturer”), to amend the Manufacture and Supply Agreement between Butterfly and Manufacturer effective as of October 1, 2015 (the “Agreement”). Butterfly and Manufacturer are each a “Party” and collectively the “Parties”. The capitalized terms herein shall have the meaning ascribed to them in the Agreement unless stated otherwise.

The Parties hereby agree to amend the Agreement as follows:

1.	The Agreement is modified to include the following Party as an additional Manufacturer under the Agreement: BENCHMARK ELECTRONICS (THAILAND) PCL, a Thailand public limited company, with offices located at located at 94 Moo 1 Hi-Tech Industrial Estate, Banlane, Bang Pa-in, Ayudhaya 13160 Thailand (“Manufacturer”).

2.	The first sentence of Section 6.1 (Forecast) is deleted in its entirety and the following is inserted in lieu thereof:

“Forecast. During the term of this Agreement, except as otherwise set forth on the applicable Product Schedule, Butterfly shall provide to Manufacturer on or before the first business day of each month, a written, binding [***] day ([***]) day firm Order(s), and an additional written, non-binding [***] ([***]) day rolling forecast setting forth its estimated requirement of shipment by month for Products (“Forecast”).”

3.	Section 6.1(b) (Subsequent Forecasts) is deleted in its entirety and the following is inserted in lieu thereof:

“(b)        Subsequent Forecasts. Each month, Butterfly shall provide additional Order(s) and a Forecast update sufficient to maintain the firm Order and Forecast horizons. If Butterfly does not timely provide such additional Order(s) and a Forecast update, then the first Forecast month of the then-current Forecast shall become binding, and a new Forecast month shall be added, so that a rolling firm Order plus non-binding Forecast of [***] ([***]) days is always maintained.”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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2.	Section 12.7 (Epidemic Failures) is added to the Agreement as follows:

“12.7. (a)            Epidemic Failure. An “Epidemic Failure” shall be deemed to have occurred in the event that, at any time within the Product warranty period, [***] percent ([***]%) or more of any at least [***] ([***]) given Products sold and delivered to Butterfly within any [***] ([***]) month period fails to operate properly as the result of a particular defect in Workmanship or substantially similar pattern of defective Workmanship performed by Manufacturer. Upon written notice by Butterfly to Manufacturer of any Epidemic Failure, Manufacturer shall promptly develop a corrective action plan to eliminate the problem causing the Epidemic Failure in all continuing production, and to correct the problem in all affected units of Product previously sold, or to provide a commercially reasonable alternative solution. Manufacturer shall submit such corrective action plan to Butterfly for Butterfly’s approval. Upon receiving Butterfly’s approval of the corrective action plan, Manufacturer shall use reasonable efforts to initiate the corrective action plan at its expense within [***] ([***]) days. Transportation costs for the return and replacement of defective Products due to Epidemic Failure shall be at Manufacturer’s sole expense.

(b)       In the event of a systemic Product failure that does not qualify as an Epidemic Failure, due to reasons including but not limited to Product defects related to (i) a Butterfly Product Design Specification, (ii) a Butterfly-supplied test design, (iii) a Butterfly Proprietary Component, or (iv) materials supplied by a third party; the Parties will use reasonable efforts to determine, address and resolve such failure and its consequences. If such cause is related to defects in materials supplied to Manufacturer by any third party, Manufacturer agrees to share, assign or pass through to Butterfly any related concession it may receive from or claims against the relevant supplier; however, Manufacturer does not independently warrant any such defective materials.

(c)       In the event an Epidemic Failure or a failure described under Paragraph 12.7(b) affects current production, Manufacturer shall use reasonable commercial efforts to identify the root cause of such failure and develop a plan to eliminate such cause within [***] ([***]) hours of Butterfly’s notice.”

4.	Section 19.8 (Notice) of the Agreement is hereby deleted and replaced with the following for Manufacturer:

If to Manufacturer:

Benchmark Electronics Inc.

100 Innovative Way

Nashua, NH 03062

Attn: General Manager

Benchmark Electronics (Thailand) PCL

94 Moo 1 Hi-Tech Industrial Estate,

Banlane, Bang Pa-in, Ayudhaya 13160

Thailand

Attn: General Manager

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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With a copy to:

Benchmark Electronics Inc.

56 South Rockford Drive

Tempe, Arizona 85281

Attn: Corporate Legal

5.	All other terms and conditions of the Agreement shall remain in full force and effect, unless expressly modified by this Amendment. This Amendment may be executed in multiple counterparts, each of which so executed shall be considered an original. Once signed, any reproduction of this Amendment made by reliable means (eg. electronics image, photocopy or facsimile) shall be considered an original.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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BUTTERFLY NETWORK, INC.		MANUFACTURER:

BENCHMARK ELECTRONICS, INC.

By:	/s/ Alexander C. Magary	By:	/s/ Michael Busemin
	Signature		Signature

Alexander C. Magary		Michael Busemin
Printed Name		Printed Name

VP, Legal & Asst. Corp. Secretary	8/8/2019	EVP – Global Ops	8-2-19
Title	Date	Title	Date

BENCHMARK ELECTRONICS
(THAILAND) PCL

By:	/s/ Ronald Rocha
Signature

Ronald Rocha
Printed Name

Group VP Asia	08-02-19
Title	Date

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

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